4. Convertible Debentures	3 Months Ended
Jun. 30, 2013
Convertible Debentures [Abstract]
Convertible Debentures
4.        Convertible Debentures

On December 6, 2012, the Company entered into a convertible promissory note agreement for $150,000. Pursuant to the agreement, the loan is unsecured, bears interest at 10% per annum, and is due on December 5, 2014. The note is also convertible into common shares at a conversion price equal to 25% of the average of the three lowest closing prices for the Company’s common shares in the ten trading days prior to conversion, at the option of the note holder, commencing on December 6, 2012.

In accordance with ASC 815, “Accounting for Derivative Instruments and Hedging Activities”, the Company recognized the intrinsic value of the embedded beneficial conversion feature of $150,000. During the period ended June 30, 2013, the Company recorded accretion expense of $5,840.